SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM 8-K
                          ----------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 3, 2002


                      SOUTHWEST GEORGIA FINANCIAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


            Georgia                     000-20099              58-1392259
------------------------------- --------------------------- ------------------
(State or other Jurisdiction of  (Commission File Number)    (IRS Employer
 Incorporation or Organization                               Identification No.)

            201 First Street, S.E.
            MOULTRIE, GEORGIA                              31768
        --------------------------                       ---------
        (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (229) 985-1120

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 4.  CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANTS

         (a) On September 3, 2002, Draffin & Tucker, LLP ("Draffin") announced to Southwest Georgia Financial Corporation (the "Company") that it would resign as the Company's independent auditors after its completion of its review of the Form 10-Q for the period ended September 30, 2002 because it did not expect to meet certain new requirements which would allow it to audit companies that file reports with the Securities and Exchange Commission.

             The reports of Draffin on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             In connection with the audits of the Company's financial statements for each of the two most recent fiscal years, and through November 14, 2002, there were no disagreements with Draffin on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Draffin, would have caused Draffin to make reference to the matter in their report.

         (b) On October 23, 2002, the Audit Committee of the Board of Directors of the Company approved the engagement of Thigpen, Jones, Seaton & Co., P.C. ("Thigpen"), and on October 25, 2002, the Company entered into an agreement with Thigpen to engage them as their independent auditors.

             During the two most recent fiscal years of the Company and through November 14, 2002, the Company did not consult with Thigpen on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) which concerned the subject matter of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K with the former auditor.

             The Company may have interacted from time to time with Thigpen with respect to Empire Financial Services, Inc., a wholly owned subsidiary of the Company which it acquired one hundred percent of the stock on December 6, 2001. At the time of the Company's acquisition of the subsidiary, Thigpen served as the subsidiary's independent auditors and continues to serve the subsidiary in that capacity.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINACIAL INFORMATION
         AND EXHIBITS

         Exhibit 16.       Letter from Draffin & Tucker, LLP



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHWEST GEORGIA FINANCIAL CORPORATION



                                            /s/ George R. Kirkland
                                       ----------------------------------------
                                       By:  George Kirkland, Sr. Vice President
                                             and Treasurer


                                            11/20/02
                                            ----------------------
                                             Date